SURRENDER OF COLLATERAL, STRICT FORECLOSURE, AND
                                RELEASE AGREEMENT


     This Surrender of Collateral, Strict Foreclosure, and Release Agreement (the "Agreement") is entered into on January 3, 2011 by and among AMINCOR, INC., a Nevada corporation, ENVIRONMENTAL TESTING LABORATORIES, INC.( F/K/A ETL ACQUISITION Corp.), a Delaware corporation ("Borrower"), and PARADISE MUSIC & ENTERTAINMENT, INC. and KELLY T. HICKEL (collectively, the "Guarantors").

                                    RECITALS

     WHEREAS, on January 3, 2011, pursuant to a certain assignment and assumption agreement, Amincor, Inc. (hereinafter referred to as the "Lender") assumed all of the right, title and interest in and to the Loan Agreements (as defined below) and Collateral (as defined below);

     WHEREAS, Lender and Borrower entered into a Second Amended and Restated Discount Factoring Agreement, dated as of December 14, 2006 (as amended to date, the "Factoring Agreement");

     WHEREAS, Borrower executed that certain Second Amended and Restated Promissory Note in favor of Lender, dated December 14, 2006 (as amended to date, the "Note", and together with the Factoring Agreement, and any documents, instruments and agreements, executed and/or delivered in connection therewith, as amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Agreements") (Terms not specifically defined herein are defined in the Loan Agreements);

     WHEREAS, pursuant to the Loan Agreements, Lender has advanced Borrower moneys which remain unpaid as of the date hereof;

     WHEREAS, as security for the performance of Borrower's obligations under the Loan Agreements, Borrower has granted to Lender a security interest in all of Borrower's present and future Accounts, Chattel Paper, Goods (including Inventory, and Equipment), Instruments, Investment Property, Documents and General Intangibles, Letter of Credit Rights, Commercial Tort Claims, Deposit Accounts and proceeds thereof (the "Collateral"), all as defined and more fully described in the Loan Agreements;

     WHEREAS, the Guarantors personally guaranteed the obligations of Borrower under the Loan Agreements pursuant to that Second Amended and Restated Guarantee, dated May 25, 2006, made by Guarantors in favor of Lender (the "Guarantee(s)");

     WHEREAS, Borrower failed to repay the Indebtedness (as defined below) on December 1, 2010, which constitutes a material breach of the terms and conditions of the Loan Agreements. Due to Borrower's default, Lender may exercise all of its rights and remedies including taking possession of and liquidating the Collateral. Lender contends that additional defaults have occurred;

     WHEREAS, due to the defaults, Lender has demanded from Borrower payment of all moneys due Lender and possession of the Collateral; and

     WHEREAS, due to Lender's determination to exercise its rights with respect to the Collateral and its demand for possession of the Collateral, Borrower has agreed to turn over the Collateral so that Lender may retain the Collateral in full satisfaction of the Indebtedness as provided for in Sections 9-620 through

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
9-622 of the New York Uniform Commercial Code. Borrower has renounced, after default, its rights to (i) receive written notice of Lender's proposed retention of the Collateral, and (ii) object to such proposed retention.

     NOW, THEREFORE, based upon the agreed upon facts set forth above, which are incorporated herein, and the mutual promises contained herein, Lender and Borrower agree as follows:

                                    AGREEMENT

1. ACKNOWLEDGMENTS OF BORROWER AND GUARANTORS.

     1.1 Borrower and Guarantors acknowledge that Borrower is in default under the Loan Agreements and, as of December 31, 2010, the outstanding principal balance due from the Borrower to the Lender under the Loan Agreements, together with accrued and unpaid interest, is approximately $763,239.23 (the "Loans" and/or the "Indebtedness"). Interest continues to accrue on the outstanding balances. In addition, Lender is entitled to add to the Indebtedness all of Lender's costs, fees and expenses including reasonable attorneys' fees.

     1.2 Borrower acknowledges that (i) Lender has been granted a security interest in all of the Collateral, and (ii) Lender is entitled to immediately proceed to foreclose upon the Collateral or to exercise each of Lender's other rights and remedies set forth in the Loan Agreements and as provided by the New York Uniform Commercial Code.

     1.3 Effective upon the satisfaction of the conditions set forth in Section 1.4, Borrower irrevocably consents to Lender retaining the Collateral in full satisfaction of the Indebtedness pursuant to New York Uniform Commercial Code Sections 9-620 through 9-622 (the "Section 9-620 Transaction"). Notwithstanding the foregoing, the acquisition of the Collateral shall not include any liabilities associated with the Collateral, unless Lender expressly assumes such liabilities.

     1.4 The effectiveness of the Section 9-620 Transaction shall be subject to the full and timely satisfaction of all of the following conditions precedent, as determined by Lender in its sole discretion, any of which may be waived by
Lender: (a) Lender shall have received, on the date hereof, a counter-signed copy of this Agreement by Borrower and Guarantors whereby the Borrower and Guarantors accept this proposal to enter into the Section 9-620 Transaction; (b) the expiration of twenty (20) days following the date hereof (the "Objection Period") during which Lender shall not have received an objection to the Section 9-620 Transaction from any person entitled to make such objection pursuant to
Section 9-620 of New York Uniform Commercial Code; (c) no bankruptcy, insolvency or similar proceeding shall have been filed by or against any Borrower prior to the expiration of the Objection Period; (d) no injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the consummation of the Section 9-620 Transaction shall have been issued by any court or other governmental authority prior to the expiration of the Objection Period; and (e) Guarantors shall not have challenged or questioned the validity or the enforceability of the Guarantee(s) prior to the effectiveness of the Section 9-620 Transaction. Immediately following the expiration of the Objection Period, provided that all of the foregoing conditions precedent shall have been fully and timely satisfied or waived, as determined by Lender in its sole discretion, the Section 9-620 Transaction shall be deemed to be fully consummated and effective. If any of the foregoing conditions precedent are not fully or timely satisfied or waived, as determined by Lender in its sole discretion, then the Section 9-620 Transaction shall not be deemed to have been consummated or effective, and this Agreement shall be deemed to have been automatically revoked, cancelled and terminated without any further action by any party.

     1.5 Borrower and Guarantors acknowledge that they have no claims, offsets, demands, damages, suits, assertions, cross-complaints, causes of action or debts of any kind or nature whatsoever, whether known or unknown, and whenever or howsoever arising (collectively referred to herein as "Claims"), that can be asserted to reduce or eliminate Borrower's liability to repay the Indebtedness, Guarantors' obligation to perform the Guarantee(s) or Borrower's or Guarantors' right to seek any affirmative relief or damages of any kind or nature from Lender, its officers, representatives, employees, counsel, assigns or successors. To the extent any such Claims exist, they are fully, forever, and irrevocably waived and released by Borrower and Guarantors as more fully provided for in Section 2 hereof.

     1.6 Borrower shall immediately assemble and make available to Lender for its immediate possession the Collateral and all items relating thereto including, but not limited to, computer disks, records as to the location(s) of the Collateral, contracts, books and records and other information that may be of assistance to Lender in its management and liquidation of the Collateral.

     1.7 The location and description of the Collateral is more fully described on Exhibit 1.7 attached hereto.

     1.8 By their execution and delivery hereof, Borrower and Guarantors represent and warrant to Lender that there are no secured parties or lienholders that are entitled to receive a copy of this Agreement pursuant to Section 9-621(a)(2) or (3) of the New York Uniform Commercial Code.

2. RELEASE OF CLAIMS.

     2.1 Borrower and Guarantors' Release. Borrower and the Guarantors, and each of them, on behalf of each of their respective successors, assigns, heirs and estates, hereby forever and irrevocably release Lender and Lender's affiliates, shareholders, members, directors, officers, managers, representatives, agents, attorneys, employees, predecessors, successors and assigns, from any and all Claims, whether such Claims are known or unknown, contingent or absolute, existing as of the date of this Agreement. The Claims released include, without limitation, all Claims:

          2.1.1 that Lender breached its obligations under the Loan Agreements;

          2.1.2 that Lender failed to fund any loan or honor any commitment to provide financial accommodations; and

          2.1.3 of tort or wrongful conduct, including, but not limited to, any Claims by Borrower or Guarantors for trade libel and/or any claim of fraudulent representation or concealment, or claim of misappropriation, against Lender or their affiliates, shareholders, members, directors, officers, managers, representatives, agents, attorneys, employees, predecessors, successors and assigns.

     2.2 Lender's Release. Subject to the consummation of the Section 9-620 Transaction, Lender, on behalf of each of itself and its respective successors, assigns, heirs and estates, hereby forever and irrevocably releases Borrower, Guarantors and Borrower's and Guarantors' affiliates, shareholders, members, directors, officers, managers, representatives, agents, attorneys, employees, predecessors, family members, successors and assigns, from any and all Claims arising out of or relating to the Loan Agreements and the Guarantee(s), whether such Claims are known or unknown, contingent or absolute, existing as of the date of this Agreement. The Claims released include, without limitation, all

Claims that Lender may have against the Guarantors under the Guarantee(s), including any deficiency Claim that the value of the Collateral is less than the aggregate amount of the Indebtedness. Upon the occurrence of a Bankruptcy Default (as defined below) by Borrower within ninety (90) days following the date of this Agreement, the Lender's Release under this Section 2.2, shall immediately become null and void and of no effect nunc pro tunc; the Borrower and Guarantors' Release under Section 2.1 of this Agreement shall remain effective and binding. A "Bankruptcy Default" under this Agreement shall occur if, after execution of this Agreement, an event of a Bankruptcy (as defined below) occurs and any claim or action is filed seeking the return of all or any portion of the Collateral, or the cancellation of any release in favor of Lender, or the nullification of the Lender's Release under this Section 2.2. A "Bankruptcy" shall have occurred in the event that Borrower (a) makes a general assignment for the benefit of creditors or (b) files a petition for relief under any section of the Federal Bankruptcy Code or any other bankruptcy or debtor relief law, domestic or foreign, as now or hereafter in effect, or seeking the appointment of a trustee, receiver, custodian, liquidator or similar official for Borrower or any of any of Borrower's property, or any such action or request for relief is filed against Borrower which is not dismissed within thirty (30) days provided that, neither Lender nor any entity which may attempt to claim through it may be a petitioner in any such involuntary action so as to cause a "Bankruptcy Default" to occur.

     2.3 No Prior Transfer of Claims. Borrower and the Guarantors hereby warrant and represent to Lender that, as to any released Claim, each of them is the sole and absolute owner thereof, free and clear of all of the rights and interest of any other person therein and has the right, ability and sole power to release such released Claim.

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
     2.4 Binding Nature. Lender and Borrower acknowledge that their respective counsel have explained to them the facts that: (a) the foregoing release is binding upon each of them; (b) Borrower and the Guarantors have no Claims remaining against Lender; (c) this Agreement is binding and enforceable and not subject to any claim of voidability by reason of economic duress, coercion or similar legal or equitable theory; and (d) Lender and Borrower are entering into this Agreement with full knowledge of its consequences and to induce the other parties to enter into this Agreement.

3. BANKRUPTCY MATTERS

     3.1 FACTUAL BACKGROUND. BORROWER ACKNOWLEDGES THAT:

          3.1.1 IF BORROWER FAILS TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT AND FILE, OR HAVE FILED AGAINST IT, A CASE UNDER THE BANKRUPTCY CODE, SUCH A FILING COULD DELAY ANY DISPOSITION OF THE COLLATERAL. IN THAT EVENT, LENDER HAS GOOD CAUSE FOR OBTAINING RELIEF FROM THE AUTOMATIC STAY IMPOSED BY
SECTION 362 OF TITLE 11 OF THE BANKRUPTCY CODE OR ANY SIMILAR PROVISION OF LAW INCLUDING, ANY RIGHT TO SEEK RELIEF UNDER SECTION 105 OF THE BANKRUPTCY CODE;

          3.1.2 THE COLLATERAL IS NOT NECESSARY TO AN EFFECTIVE REORGANIZATION OF BORROWER BECAUSE AN EFFECTIVE REORGANIZATION IS NOT POSSIBLE; AND

          3.1.3 BORROWER CANNOT PROVIDE "ADEQUATE PROTECTION" (AS DEFINED IN
SECTION 362(D)(1) OF THE BANKRUPTCY CODE) OF LENDER'S SECURITY INTEREST IN THE COLLATERAL.

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
     3.2 BORROWER MAKES THE FOREGOING ACKNOWLEDGMENTS WITH THE UNDERSTANDING AND DESIRE THAT THEY BE TREATED AS ADMISSIONS IN CONNECTION WITH ANY PROCEEDING FOR RELIEF FROM THE AUTOMATIC STAY OR ANY SIMILAR PROVISION OF LAW SEEKING LEAVE TO FORECLOSE OR EXERCISE ANY REMEDY AGAINST THE COLLATERAL IN ANY SUBSEQUENT BANKRUPTCY PROCEEDING THAT INVOLVES BORROWER.

     3.3 RELIEF FROM AUTOMATIC STAY. BASED ON THE FOREGOING FACTUAL BACKGROUND, BORROWER AGREES THAT, IN THE EVENT THAT IT SHALL (a) FILE OR SEEK IN ANY FUTURE CHAPTER 11 CASE (OR ANY OTHER CASE FILED UNDER THE BANKRUPTCY CODE BY OR AGAINST BORROWER) ANY RELIEF TO MODIFY OR LIMIT LENDER'S RIGHTS HEREUNDER IN ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION, (b) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR OR LIQUIDATOR OR, (c) BE THE SUBJECT OF ANY ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED BY OR AGAINST SUCH PARTY FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR BORROWER, THEN LENDER SHALL THEREUPON BE ENTITLED TO RELIEF FROM:

          3.3.1 ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF TITLE 11 OF THE BANKRUPTCY CODE, AS AMENDED, ON OR AGAINST THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO LENDER AS PROVIDED IN THIS AGREEMENT OR IN THE LOAN AGREEMENTS, OR

          3.3.2 ANY OTHER SIMILAR. PROVISION OF LAW WHICH RESULTS IN DELAYING OR PROHIBITING LENDER'S RIGHT TO EXERCISE ITS RIGHTS AND REMEDIES UNDER THIS AGREEMENT AND THE LOAN AGREEMENTS. BORROWER HEREBY FURTHER AGREES:

     (a) TO TAKE AND/OR CONSENT TO ANY AND ALL ACTION NECESSARY TO EFFECTUATE SUCH RELIEF FROM THE AUTOMATIC STAY OR OTHER PROVISION OF LAW, AND

     (b) THAT IT WAIVES ITS RIGHTS TO SEEK SECTION 145 INJUNCTIONS, ANY OTHER RIGHTS, OR THE FILING OF A SUBSEQUENT PROCEEDING BY EITHER DEBT OR WITH RESPECT TO ANY ACTS BY LENDER TO ENFORCE RIGHTS IN THE COLLATERAL.

     3.4 PROVIDED BORROWER IS VIGOROUSLY OPPOSING THE RELIEF SOUGHT, THE FOREGOING CONSENT AND WAIVER SHALL NOT APPLY TO AN INVOLUNTARY PETITION FILED AGAINST BORROWER UNTIL AND UNLESS A FINAL ORDER FOR RELIEF IS ENTERED; PROVIDED, HOWEVER, THAT NOTHING SET FORTH HEREIN SHALL PREVENT LENDER FROM SEEKING RELIEF FROM THE AUTOMATIC STAY OR ANY OTHER RELIEF IT DESIRES.

4. ATTORNEYS' FEES AND EXPENSES.

     Whether or not litigation is necessary to enforce any of the provisions of this Agreement (including, without limitation, the securing of any relief from any provision of Bankruptcy Code or incurred in any manner in connection with a bankruptcy proceeding of Borrower), the prevailing party shall recover from the non-prevailing party(ies) all reasonable costs, expenses and attorneys' fees incurred in connection with pursuing any rights under the Loan Agreements, including, without limitation, attorneys' fees incurred in connection with (a)

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
relief from stay and similar proceedings, (b) any appeals, (c) the enforcement of any judgment, and (d) the appointment of any receiver in connection with Lender's pursuit of its rights and remedies, which appointment Borrower hereby consents to.

5. ADDITIONAL ASSURANCES.

     The parties agree that they will execute such other documents and instruments and perform such other acts as may reasonably be required by Lender to carry out and effectuate the purpose and intent of this Agreement.

6. INTEGRATION.

     This Agreement and all documents and exhibits referred to herein and/or attached hereto, shall constitute the complete agreement of the parties hereto with respect to the subject matters referred to herein and supersede all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every kind or nature whatsoever with respect thereto, all of which have become merged and finally integrated into this Agreement. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any terms, conditions or provisions of this Agreement, neither party shall be permitted to offer or introduce any oral evidence concerning any other oral promises or oral promises or oral agreements between the parties relating to the subject matters of this Agreement not included or referred to herein and not reflected by a writing. This Agreement cannot be amended, modified, or supplemented except by a written document signed by all parties hereto.

7. MISCELLANEOUS PROVISIONS.

     7.1 Rules of Construction. The Article and Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Article or Section.

     7.2 Severability. The validity, legality or enforceability of this Agreement will not be affected even if one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable in any respect.

     7.3 Agreement Negotiated. The parties hereto are sophisticated and have been represented by lawyers throughout this transaction who have carefully negotiated the provisions hereof. As a consequence, the parties agree that the presumptions of New York law relating to the interpretation of contracts against the drafter of any particular clause should not be applied in this case and therefore waive its effects.

     7.4 Notices. All notices, requests and demands required to be given hereunder, shall be in writing and shall be deemed to have been duly given upon the date of such service if served personally upon the party for whom intended, or if mailed, by first class, registered or certified mail, return receipt requested, postage prepaid, upon three (3) days after the date of such mailing, to such party at its address as shown below or otherwise hereafter designated by such party in writing:

If to Lender:                      Amincor, Inc.
                                   1350 Avenue of the Americas
                                   24th Floor
                                   New York, NY 10019
                                   Attention: Joseph F. Ingrassia

If to Borrower or the Guarantors:  ETL Acquisition Corp. d/b/a Environmental
                                   Testing Laboratories, Inc.
                                   208 Route 109
                                   Farmingdale, NY 11735

Copy to:                           Paradise Music & Entertainment, Inc.
                                   122 E. 42nd Street, Suite 2900
                                   New York, NY 10168
                                   Attention:  Kelly T. Hickel

                                   Kelly T. Hickel
                                   1002 Creek Court
                                   Longmont, CO 80503

     7.5 Time of Essence. Time is of the essence in the performance of this Agreement.

     7.6 No Assignment; Binding Effect. This Agreement may be assigned by Lender in whole or in part in its sole and absolute discretion. This Agreement is personal to Borrower and shall not be assigned to any other person or entity and any such assignment shall be in violation hereof and null and void. Notwithstanding the above, this Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective heirs, estates and successors, and the assigns of Lender.

     7.7 Recitals Incorporated. The Recitals are incorporated into and are a part of this Agreement.

     7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

     7.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original. This Agreement, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

     7.10 No Joint Venture. The parties hereto are Lender, Borrower and Guarantors, no fiduciary duty or relationship exists between them and the parties are not engaging in a joint venture.

     7.11 Due Authorization; Execution. Borrower and Guarantors represent, warrant and acknowledge that the execution, delivery and performance of this Agreement has been duly authorized by Borrower, and that this Agreement, when

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
executed and delivered, constitutes the valid, binding and legally enforceable obligation of Borrower and the Guarantors in accordance with the terms hereof.

     7.12 Confidentiality. The terms of this Agreement have been negotiated and received in confidence and, except as otherwise set forth herein, neither Lender, Borrower nor Guarantors, nor their representatives, employees or those acting on their behalf, will disclose any of the terms of this Agreement, or authorize anyone else to disclose such terms, without the express written consent of the other parties, except that the parties may disclose the terms of this Agreement to their attorneys, accountants, auditors and financial advisors, and as required by law.

     7.13 Survival. The covenants, agreements, representation and warranties set forth herein shall survive the execution and delivery of this Agreement and the consummation of the Section 9-620 Transaction.

     7.14 VENUE: JURISDICTION: JURY TRIAL WAIVER. LENDER, BORROWER AND GUARANTORS HEREBY:

          7.14.1 CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED THE STATE OF NEW YORK;

          7.14.2 AGREE THAT THE EXCLUSIVE VENUE OF ANY PROCEEDING RESPECTING THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND OF ANY DISPUTE BETWEEN LENDER, ON THE ONE HAND, AND BORROWER AND GUARANTORS, ON THE OTHER, SHALL BE A COURT OF COMPETENT JURISDICTION LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK; AND

          7.14.3 IRREVOCABLY WAIVE THEIR RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THE LOAN DOCUMENTS OR THE INDEBTEDNESS. THE FOREGOING WAIVER OF TRIAL BY JURY IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY BORROWER, GUARANTORS AND LENDER AND EACH OF THEM ACKNOWLEDGES THAT LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. LENDER, BORROWER AND GUARANTORS FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED IN THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. LENDER, BORROWER AND GUARANTORS FURTHER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE MEANING AND RAMIFICATIONS OF THIS PROVISION.

                            [SIGNATURE PAGE FOLLOWS]

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
     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                        AMINCOR, INC.


                                        By: /s/ Joseph F. Ingrassia
                                            ------------------------------------
                                        Name: Joseph F. Ingrassia
                                        Title:

                                        ENVIRONMENTAL TESTING LABORATORIES, INC.
                                        (F/K/A ETL ACQUISITION CORP.)


                                        By: /s/ Kelly T. Hickel
                                            ------------------------------------
                                        Name: Kelly T. Hickel
                                        Title:


                                        PARADISE MUSIC & ENTERTAINMENT, INC.

                                        By: /s/ Kelly T. Hickel
                                            ------------------------------------
                                        Name: Kelly T. Hickel
                                        Title:


                                        /s/ Kelly T. Hickel
                                        ----------------------------------------
                                        Kelly T. Hickel, individually as
                                        Guarantor

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
                                   EXHIBIT 1.7

All of Borrower's present and future Accounts, Chattel Paper, Goods (including Inventory, and Equipment), Instruments, Investment Property, Documents and General Intangibles, Letter of Credit Rights, Commercial Tort Claims, Deposit Accounts and proceeds thereof, including, but not limited to, all of the assets located at 208 Route 109, Farmingdale, NY 11735.

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